UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 30, 2025

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2727 North Loop West

Houston, Texas 77008

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2025, Quanta Services, Inc. (the “Company” or “Quanta”) issued a press release announcing its results for the fiscal quarter ended September 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

Quanta’s Third Quarter 2025 Operational and Financial Commentary, dated October 30, 2025, prepared by the Company and relating to its results for the fiscal quarter ended September 30, 2025, as noted in the press release described in Item 2.02 above, will be posted to the Company’s website at www.quantaservices.com under the “Financial Info” area of the Investor Relations section. Investors should note that Quanta announces financial information in its documents filed with the Securities and Exchange Commission, its press releases, its public conference calls, as well as on its website. Quanta may use the Investor Relations and other sections of its website to communicate with investors and it is possible that the financial and other information posted there could be deemed to be material information.

Additionally, on October 30, 2025, the Company issued a press release regarding its power generation platform and its selection by NiSource Inc. for a power generation and grid infrastructure project. A copy of the press release is being furnished herewith as Exhibit 99.2.

The information furnished in Item 7.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated October 30, 2025

99.2	Press Release of Quanta Services, Inc. dated October 30, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2025	Quanta Services, Inc.

	By:	/s/ Paul M. Nobel
	Name:	Paul M. Nobel
	Title:	Senior Vice President and Chief Accounting Officer